Pacer CSOP FTSE China A50 ETF
Schedule of Investments
July 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.4%
Consumer Discretionary - 6.7%
BYD Co. Ltd. - Class A	4,045	$153,950
China Tourism Group Duty Free Corp. Ltd. - Class A	4,400	77,432
Great Wall Motor Co. Ltd. - Class A	6,200	25,644
Gree Electric Appliances, Inc. of Zhuhai	4,500	24,406
Haier Smart Home Co. Ltd. - Class A	14,100	48,731
		330,163
Consumer Staples - 29.2%
Foshan Haitian Flavouring & Food Co. Ltd.	11,012	71,341
Inner Mongolia Yili Industrial Group Co. Ltd.	14,300	57,346
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	3,400	69,763
Kweichow Moutai Co. Ltd.	2,700	710,472
Luzhou Laojiao Co. Ltd.	3,345	112,850
Muyuan Foods Co. Ltd.	12,262	76,265
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,683	89,642
Wuliangye Yibin Co. Ltd.	8,700	220,338
Yihai Kerry Arawana Holdings Co. Ltd.	4,300	25,330
		1,433,347
Energy - 4.9%
China Petroleum & Chemical Corp. - Class A	76,100	66,019
China Shenhua Energy Co. Ltd. - Class A	15,800	62,743
PetroChina Co. Ltd. - Class A	55,800	61,837
Shaanxi Coal Industry Co. Ltd.	21,700	49,310
		239,909
Financials - 28.6%
Agricultural Bank of China Ltd. - Class A	211,900	107,332
Bank of China Ltd. - Class A	100,400	54,929
Bank of Communications Co. Ltd. - Class A	87,900	71,582
Bank of Ningbo Co. Ltd.	14,800	60,304
China CITIC Bank Corp. Ltd. - Class A	21,800	18,332
China Construction Bank Corp. - Class A	21,500	18,531
China Merchants Bank Co. Ltd. - Class A	46,200	229,877
China Pacific Insurance Group Co. Ltd. - Class A	15,300	64,011
CITIC Securities Co. Ltd. - Class A	27,270	91,959
East Money Information Co. Ltd.	35,492	79,856
Industrial & Commercial Bank of China Ltd. - Class A	172,500	115,133
Industrial Bank Co. Ltd.	46,500	108,397
Ping An Bank Co. Ltd.	43,400	74,816
Ping An Insurance Group Co. of China Ltd. - Class A	24,300	178,848
Postal Savings Bank of China Co. Ltd. - Class A	51,500	37,399
Shanghai Pudong Development Bank Co. Ltd.	65,700	69,867
The People's Insurance Co. Group of China Ltd. - Class A	23,900	21,102
		1,402,275
Health Care - 6.5%
Aier Eye Hospital Group Co. Ltd.	20,910	58,896
Jiangsu Hengrui Pharmaceuticals Co. Ltd.	14,300	89,201
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,700	111,827
WuXi AppTec Co. Ltd. - Class A	5,696	57,121
		317,045
Industrials - 10.9%
Beijing-Shanghai High Speed Railway Co. Ltd.	63,800	48,832
China State Construction Engineering Corp. Ltd.	93,900	80,278
Contemporary Amperex Technology Co. Ltd.	9,840	327,346
SF Holding Co. Ltd.	11,000	76,573
		533,029
Information Technology - 5.7%
Foxconn Industrial Internet Co. Ltd.	28,000	87,486
LONGi Green Energy Technology Co. Ltd.	17,020	71,088
Luxshare Precision Industry Co. Ltd.	15,929	72,036
Tongwei Co. Ltd.	10,100	49,180
		279,790
Materials - 3.7%
Wanhua Chemical Group Co. Ltd.	7,012	95,917
Zijin Mining Group Co. Ltd. - Class A	46,100	83,921
		179,838
Utilities - 3.2%
China Yangtze Power Co. Ltd.	53,000	159,146
TOTAL COMMON STOCKS (Cost $4,712,689)		4,874,542

SHORT-TERM INVESTMENTS - 0.5%	Principal Amount
Money Market Deposit Accounts - 0.5%
U.S. Bank Money Market Deposit Account, 4.210% (a)	$26,293	26,293
TOTAL SHORT-TERM INVESTMENTS (Cost $26,293)		26,293

Total Investments (Cost $4,738,982) - 99.9%		4,900,835
Other Assets in Excess of Liabilities - 0.1%		3,356
TOTAL NET ASSETS - 100.0%		$4,904,191

Percentages are stated as a percent of net assets.
(a) The rate shown is as of July 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 4,874,542	$ -	$ -	$ -	$ 4,874,542
Short-Term Investments	26,293	-	-	-	26,293
Total Investments in Securities	$ 4,900,835	$ -	$ -	$ -	$ 4,900,835
^ See the Schedules of Investments for sector breakouts.
For the period ended July 31, 2023, the Fund did not recognize any transfers to or from Level 3.